                                                                    EXHIBIT 23.1

                       CONSENT ON INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-92251) of our report dated June 27, 1997 relating to the financial statements of Alltel Healthcare Information Services, Inc. which appears in the Current Report on Form 8-K dated December 7, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
December 21, 1999